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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest event reported): February 18, 2004
                                                         -----------------

                             ESCALADE, INCORPORATED
                             ----------------------
             (Exact name of Registrant as specified in its charter)

            Indiana                     0-6966                  13-2739290
            -------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer I.D. No.)
      of Incorporation)

                    251 Wedcor Avenue, Wabash, Indiana 46992
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (260) 569-7208
                                                           --------------

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ITEM 9.  REGULATION FD
On February 18, 2004, Escalade, Incorporated ("Escalade") issued the press release attached hereto as Exhibits 99.1, which announces the payment of a dividend on March 12, 2004 to all shareholders of record on March 5, 2004. The information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.


Date: February 19, 2004             ESCALADE, INCORPORATED
                                    By: /s/ Terry D. Frandsen
                                    -------------------------
                                    Vice President and Chief Financial Officer



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                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER       DESCRIPTION
         99.1        Press release dated February 18, 2004